8-K Texen mar042004pr

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2004
Date of Report (Date of earliest event reported)

TEXEN OIL AND GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-33193 (Commission File Number)	88-0435904 (I.R.S Employer Identification No.)

10603 Grant Road, Suite 209, Houston, TX 77070
(Address of principal executive offices)

(832) 237-6053
(Registrant’s telephone number, including area code)

ITEM 5.  Other Events.

Texen Oil and Gas, Inc. issued a Press Release on March 4, 2004. The following was included in the Press Release:

Texen Oil and Gas Hires Full Service Operating Company

Houston, TEXAS March 4, 2003 – Texen Oil and Gas, Inc. (OTC BB:  TXEO) is pleased to announce that it has hired Houston based Coastline Operating, llc to manage all field operations for its oil and gas properties.

“Coastline’s drilling expertise combined with the potential of our properties should be a ‘win-win’ situation for all our shareholders.  This step is management’s commitment towards increased efficiencies of our oil and gas production.  With an experienced full-service operator such as Coastline, we can now tap the maximum potential of our properties while reducing costs and improving production efficiency,” states Tatiana Golovina, President and CEO.

Coastline is an oil and gas operating company specializing in the geographical regions of the Helen Gohlke property and Brookshire Salt Dome.  Coastline Operating brings a combined total of over 140 years experience in the oil and gas industry with extensive expertise in pre-planning, engineering, on-site supervision, drilling, completion, facilities, reservoir production, recovery and maintenance.

Unique to the industry, Coastline Operating is a full-service oil and gas operating firm, which manages every aspect of field operations.  Coastline has numerous alliances with various service companies at additional discounted prices to provide the decreased cost structure without suffering from lessened service conditions. Specific area of savings will be through insurance savings and the outsourcing of specialists, both of which Coastline offers through their services. Because of increased revenue distribution to these service companies, on a first call basis, Coastline Operating is able to pass these savings directly to Texen Oil and Gas.  This will result in reduced costs for Texen Oil and Gas.  In the past this type of arrangement has only been available in multiple well programs from single source, major service companies.

About Texen Oil and Gas, Inc.
Texen Oil and Gas, Inc. is a Houston based oil and gas exploration and development (E&D) company.  The company owns approximately 6,000 acres of crude oil and natural gas producing properties in Victoria, DeWitt and Waller Counties, Texas.  Texen Oil and Gas is focused on acquiring, developing and producing proven, developed and underdeveloped reserves which offer long-term value for the company.  For additional information, please visit www.texenoilandgas.com.

Forward-Looking Statements: This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:   Mercom Capital Group, llc
                Wendy Prabhu
                 tel:  1.602.748.1458

Texen Oil and Gas, Inc. issued a Press Release on January 27, 2004. The following was included in the Press Release:

Texen Oil and Gas Announces Drilling of Additional Well on Charles Kuester Lease

Houston, TEXAS January 27, 2004 – Texen Oil and Gas, Inc. (OTC BB:  TXEO), is pleased to announce that the company will begin drilling a second well, Charles Kuester A-207 #A3 (CK A3), on the Charles Kuester lease in Victoria County, TX, where the company owns a 100% working interest.

The first well, Charles Kuester A-207 #A2 (CK A2), was successfully perforated with initial tests showing commercial well potential, and is now in production.   CK A3 is offset 1200 feet west of CK A2 and was identified using 3-D seismic technology.  CK A3 is permitted to 5900 feet to the lower and upper Yegua, Miocene, Frio and Vicksburg formations.   The company anticipates drilling to commence by February 15, 2004, weather permitting.

The Charles Kuester lease is situated on approximately 1,200 acres in the Helen Gohlke Field.  This property has hosted approximately 20 deep-wells (8,000ft plus) since its discovery by Shell Oil in the 1950’s.  There are currently 13 well bores on this lease with the potential for re-work targeting the shallow formations in addition to potential new well development.  The farmout agreement relating to the Helen Gohlke Field has expired with no further action required.  Texen Oil and Gas, Inc. owns a 100% working interest and a 70% net revenue interest in the Helen Gohlke Field.

About Texen Oil and Gas, Inc.
Texen Oil and Gas is a Houston based oil and gas exploration and development (E&D) company.  The company owns approximately 6,000 acres of crude oil and natural gas producing properties in Victoria, DeWitt and Waller Counties, Texas.  Texen Oil and Gas is focused on acquiring, developing and producing proven, developed and underdeveloped reserves which offer long-term value for the company.  For additional information, please visit www.texenoilandgas.com.

Forward-Looking Statements:  This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the  that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:           Texen Oil and Gas, Inc.
                        tel: 1.832.237.6053
                               or
                        Mercom Capital Group
                        Wendy Prabhu
                        tel:  1.602.748.1458

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        TEXEN OIL AND GAS, INC.

                                                                        Tatiana Golovina, President, Principal Executive
                                                                        Officer, Treasurer, Principal Financial Officer and a
                                                                        member of the Board of Directors.

Date: March 4, 2004